UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLANET LABS PBC
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 PROXY STATEMENT
AND
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

November 9, 2022
10:00 a.m. (Pacific Time)

Planet Labs PBC
645 Harrison Street, Floor 4
San Francisco, California 94107

November 9, 2022
10:00 a.m. (Pacific Time)

Dear Planet Stockholders:

You are cordially invited to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Labs PBC (“Planet” or the “Company”), our first as a public company, which will be held on Wednesday, November 9, 2022 at 10:00 a.m., Pacific Time. Planet’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2022. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance and improved communications and cost savings for Planet’s stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received Planet’s Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,
William Marshall
Chairperson of the Board and Chief Executive Officer

PLANET LABS PBC
645 Harrison Street, Floor 4, San Francisco, CA 94107
___________________________________________________
Notice of Annual Meeting of Stockholders
___________________________________________________
To be held Wednesday, November 9, 2022
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Labs PBC, a Delaware public benefit corporation (“Planet” or the “Company”), will be held at 10:00 a.m., Pacific Time, on Wednesday, November 9, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2022. At the Annual Meeting, stockholders will consider and vote on the following matters:
1.To elect William Marshall, Robert Schingler Jr., and J. Heidi Roizen as Class I Directors to serve until the 2025 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, and to elect Kristen Robinson as a Class III Director to serve until the 2024 annual meeting of stockholders and until her respective successor shall have been duly elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023; and
3.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
The stockholders will also act on any other business that may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.
Holders of record of Planet’s outstanding shares of Class A common stock and Class B common stock at the close of business on September 16, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A list of the names of these stockholders will be open to the examination of any stockholder of record at our principal executive offices at 645 Harrison Street, Floor 4, San Francisco, California 94107 for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised, such that submitting your proxy now will not prevent you from voting your shares at the Annual Meeting. The proxy is solicited by the board of directors of Planet Labs PBC.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
Our proxy materials, including the proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended January 31, 2022, are being made available on our website at https://investors.planet.com, as well as at the following website: www.proxydocs.com/PL2022. We are providing access to our proxy materials over the Internet under the rules adopted by the U.S. Securities and Exchange Commission.
By Order of the Board of Directors
William Marshall
Chairperson of the Board and Chief Executive Officer
San Francisco, California
September 28, 2022

PLANET LABS PBC
645 Harrison Street, Floor 4, San Francisco, CA 94107
___________________________________________________
PROXY STATEMENT
___________________________________________________
Annual Meeting to be held Wednesday, November 9, 2022

This proxy statement is furnished in connection with the solicitation by the board of directors of Planet Labs PBC (“Planet” or the “Company”) of proxies to be voted at Planet’s Annual Meeting of Stockholders to be held on Wednesday, November 9, 2022 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of Class A common stock and Class B common stock (collectively, the “common stock”) at the close of business on September 16, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 270,041,184 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
On or about September 28, 2022, we expect to mail to stockholders entitled to vote the Notice of Internet Availability containing instructions on how to access our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended January 31, 2022.

NOTE REGARDING RECENTLY COMPLETED BUSINESS COMBINATION

On July 7, 2021, Planet Labs Inc. (“Former Planet”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with dMY Technology Group, Inc. IV (“dMY IV”), a special purpose acquisition company (“SPAC”) incorporated in Delaware on December 15, 2020, Photon Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of dMY IV (“First Merger Sub”), and Photon Merger Sub Two, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of dMY IV. Pursuant to the Merger Agreement, upon the favorable vote of dMY IV’s stockholders on December 3, 2021, on December 7, 2021, the First Merger Sub merged with and into Former Planet (the “Surviving Corporation”), with Former Planet surviving the merger as a wholly owned subsidiary of dMY IV (the “First Merger”), and pursuant to Former Planet’s election immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation merged with and into dMY IV, with dMY IV surviving the merger (the “Business Combination”). Following the completion of the Business Combination, dMY IV was renamed Planet Labs PBC.

PLANET LABS PBC	PROXY STATEMENT	1

PLANET LABS PBC
___________________________________
PROXY STATEMENT
___________________________________

PLANET LABS PBC	PROXY STATEMENT	2

___________________________________________________
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, NOVEMBER 9, 2022
___________________________________________________
This Proxy Statement and our 2022 Annual Report on Form 10-K are available at http://www.proxyvote.com/
Proposals to be Submitted to Stockholders
At the Annual Meeting, stockholders will consider and vote on the following matters:
1.To elect William Marshall, Robert Schingler Jr., and J. Heidi Roizen as Class I Directors to serve until the 2025 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified and to elect Kristen Robinson as a Class III Director to serve until the 2024 annual meeting of stockholders and until her respective successor shall have been duly elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023; and
3.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
The stockholders will also act on any other business that may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The board of directors of the Company recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and our board of directors recommends that you vote:
1.FOR the election of William Marshall, Robert Schingler Jr., and J. Heidi Roizen as Class I Directors to serve until the 2025 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, and the election of Kristi Robinson as a Class III Director to serve until the 2024 annual meeting of stockholders and until her respective successor shall have been duly elected and qualified; and
2.FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

PLANET LABS PBC	PROXY STATEMENT	3

Information About this Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Planet’s board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Planet is making this proxy statement and its Annual Report on Form 10-K for the fiscal year ended January 31, 2022 (the “2022 Annual Report”) available to its stockholders electronically via the Internet. On or about September 28, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and the 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. We highly encourage stockholders to take advantage of the availability of the proxy materials online as it is more convenient, helps reduce the environmental impact of this and future annual meetings, and would reduce Planet’s printing and mailing costs.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.
We encourage you to contact the bank, broker or other nominee that holds your shares to elect into the householding procedures if you are receiving more than one copy of the proxy materials at a single address.
Matters for Inclusion in the Proxy Materials for the 2023 Annual Meeting of Stockholders
Matters for inclusion in the proxy materials for the 2023 annual meeting of stockholders, other than nominations of directors, must be received at 645 Harrison Street, Floor 4, San Francisco, CA 94107 on or before May 31, 2023. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Planet’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 20, 2023.
Director Nominations for the 2023 Annual Meeting of Stockholders
Planet’s bylaws require advanced notice of any stockholder proposal for nomination of candidates for election as a director. Any stockholder considering a proposal for nomination of candidates for election as a director should carefully review Planet’s bylaws, which describe the timing, procedural and substantive requirements for such proposal. The proposals for director nominations must be received no earlier than July 12, 2023 and no later than August 11, 2023. The proposal for director nominations must be delivered to, or mailed and received by, the Company Secretary at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by Planet’s bylaws.

PLANET LABS PBC	PROXY STATEMENT	4

Matters for Consideration at the 2023 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials
Planet’s bylaws also require advanced notice of any stockholder proposal to be proposed other than the nomination of candidates for election as a director. Any stockholder considering such a proposal should carefully review Planet’s bylaws, which describe the timing, procedural and substantive requirements for such proposal. Matters for consideration at the 2023 Annual Meeting of Stockholders, but not for inclusion in the proxy materials, must be received no earlier than July 12, 2023 and no later than August 11, 2023. The proposal must be delivered to, or mailed and received by, the Company Secretary at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by Planet’s bylaws.

PLANET LABS PBC	PROXY STATEMENT	5

2022 HIGHLIGHTS
The below information highlights some of our financial performance and governance programs for the fiscal year ended January 31, 2022 (“fiscal year 2022”). The summary does not contain all of the information that you should consider, and we encourage you to read the entire proxy statement and related proxy materials before voting.
Financial Results
•Full year revenue increased 16% year-over-year to $131.2 million for fiscal year 2022, from $113.2 million for fiscal year ended January 31, 2021 (“fiscal year 2021”).
•End of Period (EoP) Customer Count increased 25% year-over-year to 770 customers for fiscal year 2022, from 618 customers for fiscal year 2021.
•Raised over $590 million in gross proceeds through a successful business combination transaction with dMY Technology Group, Inc. IV and concurrent private placement, and completed public listing on the New York Stock Exchange.
•Ended fiscal year 2022 with $490.8 million in cash and cash equivalents and no debt.
Corporate Governance
•Currently, 71% of our board of directors is independent. Only our two co-founders, who are also members of our executive team, are not independent.
•Well-rounded, experienced, and diverse board of directors of which 60% of our current independent directors are women.
•All standing board of director committees are composed solely of independent members.
•Separate roles of chairman and lead independent director.
•Independent directors regularly meet in executive session, without members of management, at which our lead independent director presides.
•Annual board of directors and committee self-evaluations, as well as annual review and approval of the charters of each committee, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics.
•Risk oversight by our full board of directors and committees thereof.
Alignment with Stockholder Interests
•Compensation strategies to encourage stock ownership by board of directors, executive officers and employees at every level.
•Policy against hedging, short-selling and pledging by directors, officers and employees.
•No related party transactions with any directors or executive officers.
•No “Poison Pill”.
Wellbeing of our People
•Bi-annual employee satisfaction surveys, in addition to feedback cycles.
•Opportunities to grow and develop through work experiences, mentorship programs, personal development experiences, internal promotions, training and tuition reimbursement.
•Implemented a job architecture program to encourage transparency and discussion about career development and growth.
•To encourage flexible working and better work-life balance, Planet maintains a soft-closing policy during two weeks of the year, and has adopted a "flex-Friday” policy which gives all of our employees one extra Friday off every month.
•Virtual meditation and yoga classes, healthcare reimbursement and other well-being programs.

PLANET LABS PBC	PROXY STATEMENT	6

We believe that our data, products and services are valuable tools for responding to critical global challenges, informing more ecologically and socially sound decision-making, and measuring and reporting the results.

Ethical Standards
•Planet recognizes the potential impact of the technologies we create, and continues to develop a robust set of applied organizational principles, policies, and processes by which we evaluate their ethical use.
•Planet has adopted ethical principles (publicly available at planet.com/ethics) which include core commitments to non-exclusivity, accuracy, humanitarian risk reduction, and the protection of privacy and confidentiality.
•To help ensure our business operations are aligned with our ethical principles, Planet has an Ethics Committee, composed of employees from across the company and across levels, which is chaired by our Chief Impact Officer, and which periodically reviews business use cases and policies for ethical risks and makes recommendations to Planet’s executive team.
Sustainability and ESG
•As a Delaware public benefit corporation, Planet’s approach to sustainability and environmental, social and governance (“ESG”) is codified in our public benefit purpose, which is to “accelerate humanity toward a more sustainable, secure, and prosperous world by illuminating environmental and social change.”
•The Nominating & Corporate Governance committee of our board of directors, with input from our executive officers, oversees Planet’s sustainability and ESG initiatives.
•Planet works with SCS Global Services (SCS), an organization specializing in third-party certification, validation, and verification for environmental and sustainability quality performance claims, to certify Planet’s operations as carbon neutral in accordance with the internationally recognized PAS 2060: 2014 Carbon Neutrality Standard.
•As of December 2021, Planet was certified as a carbon neutral company for the 2020 calendar year. This certification covers Planet’s entire supply chain, from manufacturing and launching satellites to all aspects of Planet’s corporate operations.
•To encourage the adoption of higher sustainability and ESG commitments from those that Planet does business with, Planet has adopted a Supplier and Business Partner Code of Conduct which the Company expects to roll out in the coming year.

PLANET LABS PBC	PROXY STATEMENT	7

QUESTIONS AND ANSWERS
Who is entitled to vote at the annual meeting?
The Record Date for the Annual Meeting is September 16, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of our common stock of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting, and each share of our Class B common stock entitles its holders to twenty votes per share. Stockholders do not have cumulative voting rights. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote except as required by law. At the close of business on the Record Date, there were 248,883,598 shares of our Class A common stock and 21,157,586 shares of our Class B common stock issued and outstanding and entitled to vote at the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder of record at our principal executive offices at 645 Harrison Street, Floor 4, San Francisco, California 94107 for a period of ten days prior to the Annual Meeting, for a purpose germane to the Annual Meeting. Please contact our Company Secretary, Planet Labs PBC, 645 Harrison Street, Floor 4, San Francisco, California 94107, if you wish to examine the list prior to the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (or stockholder of record) holds shares in his or her name. Shares held in “street name” are held in the name of a bank, broker or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker or other nominee, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank, broker or other nominee along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares, and such bank, broker or other nominee is required to vote your shares in accordance with your instructions. If you have not received a 16-digit control number, you should contact your bank, broker or other nominee to obtain your control number or otherwise vote through the bank, broker or other nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of the holders of a majority in voting power of common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, on the Record Date will constitute a quorum. A quorum, once established at the Annual Meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Company’s bylaws, until a quorum is present or represented.
Who can attend and vote at the Annual Meeting?
You may attend and vote at the Annual Meeting only if you are a Planet stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/PL2022. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. You may log into the virtual meeting 15 minutes prior to the meeting time, and you should allow ample time for check-in procedures. If you hold your shares through a bank, broker or other nominee, instructions should also be provided on the voting instruction card provided by your bank, broker or other nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.

PLANET LABS PBC	PROXY STATEMENT	8

Why is the Annual Meeting held virtually?
We are eager to provide expanded access, improved communication and cost savings for us and our stockholders by holding our Annual Meeting virtually. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting. Furthermore, we believe that a virtual meeting will reduce environmental impacts associated with hosting in-person stockholder meetings. We have designed our virtual meeting to provide the same rights and opportunities for our stockholders to participate as they would have at an in-person meeting, such as the right to vote and ask questions during the Annual Meeting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, technical support numbers will be available on the meeting website: www.virtualshareholdermeeting.com/PL2022.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, in addition to voting during the virtual Annual Meeting, there are three ways to vote by proxy:
1.Online Prior to the Annual Meeting. You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
2.Phone. You can vote by telephone by calling (800) 690-6903 and following the instructions on the proxy card; or
3.Mail. You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m., Pacific Time, on November 8, 2022. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/PL2022 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time, on November 9, 2022.
If your shares are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or nominee. You must follow their instructions in order for your shares to be voted. Like stockholders of record, you are invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy from it, as the stockholder of record.
Can I change or revoke my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•Online Prior to the Annual Meeting. You may change your vote using the online voting method described above, in which case only your latest internet proxy submitted prior to the Annual Meeting will be counted.
•Online During the Annual Meeting. You may change your vote by attending the Annual Meeting virtually and voting at the Annual Meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
•Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.
•Mail. You may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the Annual Meeting will be counted.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee, or you may vote electronically during the Annual Meeting.

PLANET LABS PBC	PROXY STATEMENT	9

Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
Who is responsible for proxy solicitation costs?
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition, we may reimburse banks, brokers, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers, and employees, personally or by mail, telephone, facsimile, email, or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our board of directors. Our board of director’s recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Vote Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors
The plurality of the votes cast. This means that the three nominees for Class I Directors receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors, and the nominee receiving the highest number of affirmative “FOR” votes for the newly created eighth seat on our board of directors will be elected as a Class III Director.
Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect, though we do not expect any broker non-votes on this proposal.
What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposal to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on “routine matters” without instructions from the beneficial owner of those shares. The only routine matter presented at the Annual Meeting is Proposal No. 2, relating to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending January 31, 2022. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

PLANET LABS PBC	PROXY STATEMENT	10

Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
Will there be a question-and-answer session during the Annual Meeting?
Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. We may combine or group together substantially similar questions to avoid repetition, and reserve the right to edit profanity or other inappropriate language, as well as exclude questions that are not pertinent to meeting matters or Company business. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.
Can I receive next year’s proxy materials by email?
Yes. All stockholders who have active email accounts and Internet access may sign up for email delivery of proxy materials. To sign up, go to https://enroll.icsdelivery.com/PL. If you have multiple registered or beneficial accounts, you need to enroll for each account. If you elect to receive proxy materials by email, we will not mail you any proxy-related materials next year. Your enrollment in the email program will remain in effect as long as your account remains active or until you cancel it.

PLANET LABS PBC	PROXY STATEMENT	11

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the annual meeting of stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Additionally, our board of directors has resolved to increase the size of our board from seven (7) directors to eight (8) directors, and has nominated Kristen Robinson as a Class III Director for election at the Annual Meeting. If elected, Kristen Robinson would hold office until the annual meeting of stockholders to be held in 2024 and until her successor is elected and qualified or until her earlier death, resignation or removal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees for Class I Director receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors, and the nominee receiving the highest number of affirmative “FOR” votes for the newly created eighth seat on our board of directors will be elected as a Class III Director. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Our board of directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2025 annual meeting of stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders. The current Class I Directors are William Marshall, Robert Schingler Jr. and J. Heidi Roizen, the current Class II Directors are Niccolo de Masi and Vijaya Gadde; and the current Class III Directors are Carl Bass and Ita Brennan.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as members of our board of directors, the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors or our board of directors may elect to reduce its size. Our board of directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees for Class I Director receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors , and the nominee receiving the highest number of affirmative “FOR” votes for the newly created eighth seat on our board of directors will be elected as a Class III Director. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the election of each of Mr. Marshall, Ms. Roizen, and Mr. Schingler as Class I Directors and “FOR” the election of Ms. Robinson for the newly created eighth seat on our board directors as a Class III Director.

PLANET LABS PBC	PROXY STATEMENT	12

DIRECTOR BIOGRAPHIES
NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE ANNUAL MEETING)
The nominees for election to our board of directors as Class I Directors are as follows:

Name	Position	Age
William Marshall	Chairperson, Co-Founder and Chief Executive Officer	44
Robert Schingler, Jr.	Director, Co-Founder and Chief Strategy Officer	43
J. Heidi Roizen	Director	64
William Marshall has served as a director of Planet since he co-founded Planet in 2010, under the name Cosmogia Inc. and has served as Planet’s Chief Executive Officer since his appointment in 2011, during which time he also held the title of Chief Scientist at Planet. He has served as a director and the Chairperson of the Board and Chief Executive Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Dr. Marshall was a Scientist at NASA/USRA where he helped formulate the Small Spacecraft Office at NASA Ames Research Center, worked as a systems engineer on lunar orbiter mission “LADEE” and a member of the science team for the lunar impactor mission “LCROSS”, served as Co-Principal Investigator on PhoneSat, and was the technical lead on research projects in space debris remediation. Dr. Marshall holds a Ph.D. in Physics from the University of Oxford and a Masters in Physics with Space Science and Technology from the University of Leicester. He was also a Postdoctoral Fellow at George Washington University and Harvard. We believe Dr. Marshall is qualified to serve as a member of our board of directors due to his technical expertise, industry knowledge, and his history as Planet’s co-founder.
Robert (Robbie) Schingler, Jr. co-founded Planet in 2010, under the name Cosmogia Inc. He has served as a director of Planet since 2011 and as Planet’s Chief Strategy Officer since 2015, during which time he also held the title of Chief Operating Officer and Chief Financial Officer at Planet. He has served as a director and the Chief Strategy Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Mr. Schingler spent 9 years at NASA, where he helped formulate the Small Spacecraft Office at NASA Ames Research Center with Dr. Marshall and was Chief of Staff for the Office of the Chief Technologist at NASA Headquarters. He received an MBA from Georgetown University, an MS in Space Studies from the International Space University and a BS in Engineering Physics from Santa Clara University. Mr. Schingler was also a 2005 Presidential Management Fellow. We believe Mr. Schingler is qualified to serve as a member of our board of directors due to his technical expertise, industry knowledge, and his history as Planet’s co-founder.
J. Heidi Roizen has served as a director of Planet since March 2018 and has served on the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Ms. Roizen is a partner with leading venture capital firm Threshold Ventures (formerly Draper Fisher Jurvetson) since 2012, and serves as a board director for privately-held portfolio companies Upside Foods, and Polarr. Ms. Roizen is also a member of the boards of directors of DMGT and Invitation Homes. Among her past activities, Ms. Roizen has served as a member of the board of directors of the National Venture Capital Association, where she served on the Executive Committee, chaired the annual conference and chaired the Public Outreach Committee. She has served on numerous private and public company boards, including, TiVo and Great Plains Software. Before becoming a venture capitalist, Ms. Roizen served as Vice President of World Wide Developer Relations for Apple. Ms. Roizen started her career as an early Silicon Valley pioneer, co-founding software company T/Maker in 1983 and serving as its CEO for over a decade until its acquisition by Deluxe Corporation. Ms. Roizen holds an A.B. in English from Stanford University and an MBA from the Stanford Graduate School of Business. We believe Ms. Roizen is qualified to serve as a member of our board of directors due to her extensive experience with technology organizations and public company boards of directors.

PLANET LABS PBC	PROXY STATEMENT	13

NOMINEE FOR NEWLY CREATED EIGHTH SEAT OF THE BOARD OF DIRECTORS TO SERVE AS CLASS III DIRECTOR (TERM TO EXPIRE AT THE 2024 ANNUAL MEETING)
The nominee for election to our board of directors as a Class III Director is as follows:

Name	Position	Age
Kristen Robinson	Director	59
Kristen Robinson serves as a member of the board of directors of Verint Systems Inc. (Nasdaq: VRNT) since February 2022 and as an advisory council member at Betterworks, Inc. since September 2017. Recently, Ms. Robinson served as the Chief People Officer at Splunk Inc. (Nasdaq: SPLK), a software platform provider from January 2020 until July 2022. Previously, Ms. Robinson served as the Chief Human Resources Officer at Pandora, a subscription-based music streaming service, from March 2014 until April 2019. Ms. Robinson has served in similar positions at other software and technology companies, including Yahoo! Inc., Verigy Ltd., Agilent Technologies, Inc. (NYSE: A) and HP, Inc. (NYSE: HPQ), as well as in other business roles, including as a CPA, roles in finance, marketing and new venture general management. Ms. Robinson is also an honorary advisor to Her Allies Inc. Ms. Robinson holds an MBA from Northwestern University and a BS in Accounting from Boston College. We believe Ms. Robinson is qualified to serve as a member of our board of directors due to her broad understanding of various aspects of business management and extensive experience as a human resources executive at a number of global public companies.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)
The current members of our board of directors who are Class II Directors are as follows:

Name	Position	Age
Niccolo de Masi	Director	41
Vijaya Gadde	Director	47
Niccolo de Masi was the Chief Executive Officer and a director of dMY Technology Group, Inc. IV from its inception in December 2020 until the consummation of the Business Combination, and has since been a member of the board of directors of Planet Labs PBC. Currently, Mr. de Masi is a member of the board of directors of Rush Street Interactive Inc. (NYSE: RSI) (previously dMY Technology Group, Inc.) since September 2019, where he also served as the Chief Executive Officer from January 2020 until December 2020. Mr. de Masi is also a member of the board of directors of IONQ Inc. (NYSE: IONQ) (previously dMY Technology Group, Inc. III) since September 2020, where he also served as the Chief Executive Officer from September 2020 until March 2021. Mr. de Masi is also a member of the board of directors of Genius Sports Limited (NYSE: GENI) (previously dMY Technology Group, Inc. II) since June 2020, where he also served as the Chief Executive Officer from June 2020 until April 2021. Mr. de Masi is also a member of the board of directors of dMY Technology Group, Inc. VI (NYSE: DMYS) since April 2021, where he also serves as the Chief Executive Officer. Previously, Mr. de Masi served as a member of the board of directors (from January 2010 to April 2021), as chairman (from December 2014 to April 2021), interim chairman (from July 2014 to April 2021) and as President and Chief Executive Officer (from January 2010 to November 2016) of Glu (Nasdaq: GLUU), which was sold to Electronic Arts in 2021. Mr. de Masi also served as President of Products and Solutions and Chief innovation officer at Resideo Technologies, Inc. (NYSE: REZI) from February 2019 to March 2020 and served as a member of its board of directors from October 2018 to January 2020. Mr. de Masi also served as the President of Essential from November 2016 to October 2018. Prior to that, Mr. de Masi also held various leadership positions at Xura, Hands-On Mobile and Monstermob. Mr. de Masi also serves on the Leadership Council of the UCLA Grand Challenges and on the Board of Jagex Ltd. Mr. de Masi received his B.A. and MSci. degrees in physics from Cambridge University. We believe Mr. de Masi is qualified to serve as a member of the board of directors of Planet due to his extensive leadership experience and network of contacts in the technology sector.

PLANET LABS PBC	PROXY STATEMENT	14

Vijaya Gadde joined the board of Planet Labs PBC in December 2021 in connection with the consummation of the Business Combination. Currently, Ms. Gadde serves as the Chief Legal Officer and Secretary of Twitter, Inc. (NYSE: TWTR), leading its legal, public policy and trust and safety teams around the world. Prior to joining Twitter, Inc. in 2011, she served as Senior Director, Legal at Juniper Networks, Inc. (NYSE: JNPR) and worked for nearly ten years at Wilson Sonsini Goodrich & Rosati. Ms. Gadde has served as a director of Guardant Health, Inc. (Nasdaq: GH) since January 2020. Ms. Gadde has served on the board of trustees of NYU Law School and the board of directors of Mercy Corps, a global humanitarian aid and development organization, which partners with communities, corporations, and governments. Ms. Gadde is also a co-founder of #Angels, an investment collective focused on funding diverse and ambitious founders pursuing bold ideas. She received a JD from New York University School of Law and a BS in Industrial and Labor Relations from Cornell University. We believe Ms. Gadde is qualified to serve as a member of our board of directors due to her extensive executive experience in the technology sector as well as her experience with corporate governance and global affairs.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of our board of directors who are Class III Directors are as follows:

Name	Position	Age
Carl Bass	Director	65
Ita Brennan	Director	55
Carl Bass joined Planet’s board in 2016 and has been a member of the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Mr. Bass has held numerous board member positions at public technology companies and has held multiple executive roles in the technology industry. Recently, Mr. Bass served as the lead independent director of Zendesk Inc. (NYSE: ZEN), a customer service software company, from February 2016 to July 2022 , and served as a director at Box, Inc. (NYSE: BOX), a cloud software company, from May 2020 to March 2022. Previously, Mr. Bass served on the board of directors of Ouster, Inc. (NYSE: OUST), a software company, from March 2021 to June 2021, on the board of directors of Agile Growth Corp. (Nasdaq: AGCR), a special purpose acquisition company, from February 2021 to February 2022, as the President and Chief Executive Officer at Autodesk, Inc. (Nasdaq: ADSK), a software company, from May 2006 to February 2017, as the Interim Chief Financial Officer of Autodesk from August 2014 to November 2014 and on the board of directors of Autodesk from January 2006 to June 2018. Prior to Autodesk, Mr. Bass co-founded Ithaca Software and Buzzsaw.com (both acquired by Autodesk). Mr. Bass has also served on the board of directors of HP, Inc. (NYSE: HPQ) from November 2015 to September 2017, and on the board of directors of E2open, Inc. (NYSE: ETWO) from July 2011 until it was acquired by Insight Venture Partners in March 2015. Mr. Bass also served on the board of directors of other technology companies, including Arris Composites, Built Robotics, Bright Machines, VELO3D (NYSE: VLD) and Formlabs. In addition, Mr. Bass serves on the board of trustees of the California College of the Arts; and on the advisory boards of Cornell Computing and Information Science, UC Berkeley School of Information, and UC Berkeley College of Engineering. Mr. Bass has a B.A. in mathematics from Cornell University. We believe Mr. Bass is qualified to serve as a member of our board of directors due to his extensive executive experience in the technology sector, and public company board experience at technology companies.
Ita Brennan joined Planet’s board in June 2021 and has served on the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Currently, Ms. Brennan also serves as Chief Financial Officer at Arista Networks, Inc. (NYSE: ANET), a cloud networking solutions company, since May 2015. Ms. Brennan has been a member of the board of directors of Cadence Design Systems, Inc. (Nasdaq: CDNS), a multinational computational software company, since March 2020. Previously, Ms. Brennan served as Chief Financial Officer of QuantumScape Corporation (NYSE: QS), a designer and manufacturer of solid-state lithium metal batteries, from March 2014 to May 2015. Prior to joining QuantumScape Corporation, Ms. Brennan held various roles at Infinera Corporation (Nasdaq: INFN), an intelligent transport networking company, most recently as Chief Financial Officer from July 2010 to February 2014 and Vice President of Finance and Corporate Controller from July 2006 to July 2010. From 1997 to 2006, Ms. Brennan held various roles at Maxtor Corporation, a multi-billion dollar information storage solutions company, including Vice President of Finance for the company’s worldwide operations. She previously served as a member of the board of directors of LogMeIn, Inc., a provider of web-based remote access software and services from November 2018 to August 2020. Ms. Brennan is a fellow of the Institute of Chartered Accountants and a public accounting alumna of Deloitte & Touche, having worked at the firm in both Ireland and the U.S. We believe Ms. Brennan is qualified to serve as a member of our board of directors due to her extensive executive experience and public company board experience at technology companies.

PLANET LABS PBC	PROXY STATEMENT	15

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2023. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2022. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the audit committee will consider this fact when it appoints the independent auditors for the fiscal year ending January 31, 2024. Even if the appointment of Ernst & Young LLP is ratified, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Planet.
Change in Certifying Accountant
As previously disclosed in the Form 8-K filed with the SEC on December 13, 2021, on December 7, 2021, the audit committee of our board of directors dismissed WithumSmith+Brown, PC (“Withum”), dMY IV’s independent registered public accounting firm prior to the Business Combination, and approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 31, 2022. Ernst & Young LLP served as independent registered public accounting firm of Former Planet prior to the Business Combination. The audit committee’s decision to engage Ernst & Young LLP was made because, for accounting purposes, the historical financial statements of the Company include a continuation of the financial statements of Former Planet.
The report of Withum on dMY IV’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on dMY IV’s financial statements for such period.
During the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the previously disclosed material weaknesses identified in dMY IV’s internal control over financial reporting related to (i) the classification of warrants issued by dMY IV in connection with dMY IV’s initial public offering in March 2021 and (ii) the improper classification of a portion of dMY IV’s Class A common stock as permanent equity on dMY IV’s balance sheet. The audit committee of the board of directors of dMY IV discussed each of the reportable events with Withum, and dMY IV authorized Withum to respond fully to inquiries of the successor accountant (described below) concerning the reportable events.

PLANET LABS PBC	PROXY STATEMENT	16

The Company previously provided Withum with a copy of the foregoing disclosures and received a letter from Withum addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 13, 2021, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on December 13, 2021.
During the period from December 15, 2020 to December 31, 2020 and the subsequent interim period through December 7, 2021, neither the Company nor anyone on the Company’s behalf consulted with Ernst & Young LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).
Independent Registered Public Accounting Firm Fees and Other Matters
Set forth below are the fees paid to our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended January 31, 2022 and 2021 (in thousands):

Fee Category	Fiscal Year 2022	Fiscal Year 2021

Audit Fees(1)	$2,300,000	$3,359,845

Audit-Related Fees(2)	$257,900	$-

Tax Fees(3)	$871,987	$357,800

All Other Fees(4)	$-	$-

Total Fees	$3,429,887	$3,717,645

(1)Consists of fees and expenses for services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, related accounting consultations, and services provided in connection with regulatory filings.
(2)Consists of fees for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit fees,” such as due diligence related to acquisitions.
(3)Consists of fees for professional services for domestic and international tax advisory services for tax planning, compliance, and advice.
(4)All other fees.

PLANET LABS PBC	PROXY STATEMENT	17

Audit Committee Pre-Approval Policy and Procedures
The audit committee has adopted a pre-approval policy that sets forth procedures and conditions pursuant to which audit and non-audit services to be performed by the independent auditor are pre-approved. The non-audit services described above and provided to us by Ernst & Young LLP prior to the closing of the Business Combination were provided under engagements entered into prior to our adoption of this pre-approval policy, were pre-approved by our audit committee and, following the closing of the Business Combination, in accordance with the policy.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2023.

PLANET LABS PBC	PROXY STATEMENT	18

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2022 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022.

AUDIT COMMITTEE
Ita Brennan (Chairperson)
Niccolo de Masi
J. Heidi Roizen

PLANET LABS PBC	PROXY STATEMENT	19

CORPORATE GOVERNANCE
Board Composition
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2025 annual meeting of stockholders; Class II, whose term will expire at the 2023 annual meeting of stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders. The current Class I Directors are William Marshall, Robert Schingler Jr. and J. Heidi Roizen; the current Class II Directors are Niccolo de Masi and Vijaya Gadde; and the current Class III Directors are Carl Bass and Ita Brennan. Accordingly, as a result of our board of directors increasing the size of the board from seven (7) to eight (8) directors, Kristen Robinson has been nominated to serve on our board as a Class III director. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee represents the board of directors by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of the Company’s business and summarizes for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors receives periodic detailed operating performance reviews from management.
Board Leadership Structure
Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our bylaws and corporate governance guidelines provide that the independent directors of our board of directors may elect a lead independent director if the chairperson of the board of directors is a member of management, or does not otherwise qualify as independent. Our board of directors currently believes that our existing leadership structure, under which our chief executive officer, William Marshall, serves as chairperson of our board of directors and Carl Bass serves as lead independent director, is effective. Our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Carl Bass, as our lead independent director, presides over executive sessions at each meeting of the board of directors.
Director Independence
Our board of directors makes all determinations with respect to director independence in accordance with NYSE listing rules and the rules and regulations promulgated by the SEC. The actual determination of whether a director is independent is made by our board of directors on a case-by-case basis, by considering transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. Our board of directors has determined that, except for William Marshall, our Chief Executive Officer, and Robert Schingler, Jr., our Chief Strategy Officer, none of our current directors or Kristen Robinson have a material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and each of these individuals is independent. In making its determination, our board of directors applied NYSE listing standards and SEC rules and regulations.
Family Relationships
There are no “family relationships” (as defined in Item 401(d) of Regulation S-K) among any of our executive officers or directors.

PLANET LABS PBC	PROXY STATEMENT	20

Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at www.planet.com/investors under the “Governance” tab. Our code of business conduct and ethics is a “code of ethics”, as defined in Item 406(b) of Regulation S-K. Please note that our Internet website address is provided as an inactive textual reference only. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on our Internet website.
Corporate Governance Guidelines
We have adopted corporate governance guidelines that apply to all of our directors in exercising their responsibilities and with respect to serving the interests of the Planet and our stockholders. Our corporate governance guidelines are available on our website at www.planet.com/investors under the “Governance” tab.
Meetings of Board of Directors and Attendance
Members of our board of directors are expected to regularly prepare for and attend meetings of the board of directors and committees on which they sit. A director who is unable to attend a meeting of the board of directors or a committee of the board of directors is expected to notify the chairperson of the board of directors or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. Our current Board was appointed, and committees were established following the Business Combination in December 2021. Following the Business Combination, for the period from December 7, 2021 to January 31, 2022, there were no meetings of our board of directors. Members of our board of directors are encouraged to attend annual meetings of stockholders; however, we do not maintain a formal policy regarding director attendance at annual meetings.
Board Committees
The standing committees of our board of directors consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The board of directors may from time to time establish other committees. The composition and functions of each committee are described below.
Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of our audit committee, compensation committee, and nominating and corporate governance committee have adopted a written charter that satisfies the applicable rules and regulations of the SEC and the NYSE Listing standards, which are available on our website at www.planet.com/investors under the “Governance” tab.
Our president and chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation, and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of Planet’s activities given the controlling interests held by our founders, William Marshall and Robert Schingler, Jr. (the “Planet Founders”).
Audit Committee
Our audit committee consists of Ita Brennan, who is serving as the chairperson, J. Heidi Roizen and Niccolo de Masi. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Our board of directors has determined that Ita Brennan qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal audit function and (5) the performance of the Company’s independent registered public accounting firm.
The board of directors previously adopted a written charter for the audit committee, which is available on our website at www.planet.com/investors under the “Governance” tab. Following the Business Combination, for the period from December 7, 2021 to January 31, 2022, the audit committee met one time.

PLANET LABS PBC	PROXY STATEMENT	21

Compensation Committee
Our compensation committee consists of Carl Bass, who is serving as the chairperson, and J. Heidi Roizen. The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting Planet’s compensation program and compensation of its executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report, as required, to be included in our proxy statement under the rules and regulations of the SEC.
The board of directors previously adopted a written charter for the compensation committee, which is available on our website at www.planet.com/investors under the “Governance” tab. Following the Business Combination, for the period from December 7, 2021 to January 31, 2022, there were no meetings of our compensation committee.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Vijaya Gadde, who is serving as the chairperson, and Carl Bass. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new members of the board of directors, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying members of the board of directors qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors previously adopted a written charter for the nominating and corporate governance committee, which is available on our website at www.planet.com/investors under the “Governance” tab. Following the Business Combination, for the period from December 7, 2021 to January 31, 2022, there were no meetings of our nominating and corporate governance committee.
Identifying and Evaluating Director Nominees
The nominating and corporate governance committee is responsible for identifying and reviewing the qualifications, qualities, skills and other expertise of potential director candidates and recommending to our board of directors those candidates to be nominated for election to our board of directors. The nominating and corporate governance committee will identify and evaluate potential members of the board of directors to ensure the board of directors has requisite expertise and consists of individuals with sufficiently diverse and independent backgrounds.
To facilitate the search process for director candidates, the nominating and corporate governance committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nominating and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the nominating and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the nominating and corporate governance committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the nominating and corporate governance committee may take into account many factors, including: personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at board of director and committee meetings; diversity of experience, qualifications, skills, and other characteristics such as gender and age; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

PLANET LABS PBC	PROXY STATEMENT	22

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, Company Secretary, Planet Labs PBC, 645 Harrison Street, Floor 4, San Francisco, California 94107. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee was at any time during fiscal year 2022, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our board or member of our compensation committee.
Anti-Hedging Policy
Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Communications From Stockholders and Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to our board of directors, the Chairperson of our board of directors, the Chairperson of any of the audit, nominating and corporate governance, and compensation committees, or to the independent directors as a group, may do so by addressing such communications or concerns to the Company Secretary, 645 Harrison Street, Floor 4, San Francisco, California 94107, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.

PLANET LABS PBC	PROXY STATEMENT	23

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Position	Age
William Marshall	Chairperson, Co-Founder and Chief Executive Officer	44
Robert Schingler, Jr.	Director, Co-Founder and Chief Strategy Officer	43
Ashley Johnson	Chief Financial and Operating Officer	51
Kevin Weil	President, Product & Business	39
For William Marshall’s and Robert Schingler, Jr.’s biographies, see page 13 of this proxy statement.
Ashley Johnson joined Planet as Chief Financial Officer in February 2020 and additionally became Planet’s Chief Operating Officer in March 2021. She has served as the Chief Financial Officer and Chief Operating Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Ms. Johnson was the Chief Financial Officer of Wealthfront Inc. from June 2015 to February 2020, as well as the Chief Operating Officer from June 2016 to February 2020. Prior to that, she was the Chief Financial Officer at ServiceSource (Nasdaq: SREV) from January 2013 to October 2014, the interim Chief Executive Officer at ServiceSource from October 2014 to December 2014, and the Chief Customer Officer from January 2015 to May 2015. She holds a BA in International Relations and an MA in International Policy Studies from Stanford University.
Kevin Weil has served as Planet’s President, Product & Business since April 2021 and has had such title at Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Mr. Weil was the VP Product at Novi (a Facebook subsidiary) from May 2018 to April 2021. Prior to that, he was the VP Product at Instagram from March 2016 to May 2018 and he held multiple roles at Twitter, Inc. (NYSE: TWTR) from September 2009 to February 2016, most recently SVP Product. He holds a BA in Physics and Mathematics from Harvard and an MS in Physics from Stanford University.

PLANET LABS PBC	PROXY STATEMENT	24

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the Summary Compensation Table below. In our fiscal year ended January 31, 2022, our “named executive officers” and their positions were as follows:
•William Marshall, our Chief Executive Officer;
•Kevin Weil, our President, Product and Business; and
•Ashley Johnson, our Chief Financial and Operating Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table sets forth compensation information of our named executive officers for our fiscal year ended January 31, 2022 (“fiscal year 2022”) and our fiscal year ended January 31, 2021 (“fiscal year 2021”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards($) (2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total
William Marshall	2022	275,000	—	4,050,217	6,328,801	200,000	9,625	10,863,643
Chief Executive Officer	2021	275,000	—	—	11,692,000	124,404 (6)	2,865	12,094,269

Ashley Johnson (7)	2022	367,500	25,000	2,004,346	3,214,726	185,000	690	5,797,262
Chief Financial and Operating Officer	2021	345,625	—	790,000	4,898,000	42,976 (6)	358	6,076,959

Kevin Weil (8)	2022	49,545	—	12,361,690	6,339,338	—	8	18,750,582
President, Product and Business
(1)Amounts included reflect the transaction bonus paid to the applicable named executive officer in connection with the closing of the Business Combination, described below under “-Compensation in Connection with the Business Combination.” The amounts included for Ms. Johnson and Mr. Weil for fiscal year 2022, as previously reported, have been updated in this proxy statement to reflect the actual transaction bonus paid to such named executive officers.
(2)Amounts included reflect the full grant-date fair value of restricted stock units and stock options granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. Assumptions used to calculate these amounts are included in the notes to our consolidated financial statements included in this report.
(3)Amounts also include the full grant-date fair value, computed in accordance with ASC Topic 718, of certain earn-out shares that the named executive officer became eligible to receive upon closing of the Business Combination in 2021 and which may become issuable to such named executive officer if a triggering event (as defined and discussed below) occurs within five years following the consummation of the Business Combination, subject to the applicable executive’s continued service through the time of such triggering event. The terms and conditions applicable to the earn-out shares are described below under “-Compensation in Connection with the Business Combination.”
We have determined that the contingent obligation to issue the earn-out shares to service providers (including our named executive officers) who were holders of outstanding equity awards of the Company as of the consummation of the Business Combination falls within the scope of ASC Topic 718 for stock-based compensation transactions, because the equity award holders are required to continue providing services until the occurrence of the applicable triggering event. Assumptions used to calculate these amounts are included in the notes to our consolidated financial statements included in this report.
(4)Amounts represent bonuses earned by each named executive officer under our annual bonus plan and paid in cash.

PLANET LABS PBC	PROXY STATEMENT	25

(5)For fiscal year 2022, amounts include: (a) Company-paid life insurance premiums for each named executive officer as follows: Mr. Marshall: $270; Ms. Johnson: $690; and Mr. Weil: $8; and (b) $9,355 in legal expenses for Mr. Marshall associated with the Business Combination.
(6)The annual bonus amounts included for Mr. Marshall and Ms. Johnson for fiscal year 2021, as previously reported, were inadvertently understated by $63,644 and $18,318, respectively, and have been updated in this proxy statement to reflect the actual annual bonuses paid to such named executive officers.
(7)Ms. Johnson joined the Company as our Chief Financial Officer on February 6, 2020.
(8)Mr. Weil joined the Company as our President, Product and Business on April 5, 2021.
Narrative to Summary Compensation Table
Executive Compensation Arrangements
During fiscal year 2022, we were party to employment offer letters with Mr. Marshall, Ms. Johnson and Mr. Weil, the material terms of which are summarized below. Each offer letter sets forth the terms and conditions of employment for the applicable named executive officer, including his or her initial base salary, initial target bonus opportunity (if any), initial equity grants, and eligibility to participate in our employee benefit plans.
Additionally, we entered into an advisory agreement with Mr. Weil in February 2021, pursuant to which he provided advisory services on an independent contractor basis prior to his employment start date with us in April 2021. Mr. Weil did not receive any compensation pursuant to the terms of the advisory agreement.
Mr. Marshall, Ms. Johnson and Mr. Weil have also entered into indemnification agreements and our standard proprietary information, invention assignment, and arbitration agreement.
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of January 31, 2022, our named executive officers’ annual base salaries were as follows: Mr. Marshall: $275,000; Ms. Johnson: $370,000; and Mr. Weil: $60,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in fiscal year 2022.
Annual Bonuses
We maintain a bonus plan under which Mr. Marshall and Ms. Johnson were eligible to receive cash bonuses with respect to our fiscal year 2022, based on both Company and individual performance metrics, as determined by the compensation committee of our board of directors, at their discretion. Pursuant to the terms of his offer letter, Mr. Weil was not eligible to participate in our annual bonus plan for fiscal year 2022.
Under the bonus plan, bonuses were earned by all participating employees for fiscal year 2022 based on attainment of the following Company performance metrics during the relevant performance period: (1) revenue and (2) Adjusted EBITDA (as defined elsewhere in this report), further adjusted for certain non-recurring expenses. Under the bonus plan for fiscal year 2022, Mr. Marshall’s annual bonus target was $200,000, and Ms. Johnson’s annual bonus target was $185,000.
The actual annual cash bonuses awarded to Mr. Marshall and Ms. Johnson, as determined by our compensation committee based on the level at which the applicable corporate performance goals were attained, are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity Compensation
We have historically utilized equity compensation in order to attract and retain our employees, including our named executive officers, to align their interests with those of our stockholders. Prior to the completion of the Business Combination, we issued equity awards under the Planet Labs Inc. Amended and Restated 2011 Stock Incentive Plan (previously named the Cosmogia Inc. 2011 Stock Incentive Plan) (the “2011 Plan”). In connection with the Business Combination, we adopted, and our stockholders approved, the Planet Labs PBC 2021 Incentive Award Plan (the “2021 Plan”) and the Planet Labs PBC 2021 Employee Stock Purchase Plan (the “ESPP”), and no further awards will be granted under the 2011 Plan.
Mr. Marshall currently holds shares of Class B common stock and options to purchase Class A common stock. Ms. Johnson and Mr. Weil currently hold options to purchase Class A common stock and restricted stock units covering Class A common stock. In fiscal year 2022, the named executive officers were granted stock options and restricted stock units under the 2011 Plan, as set forth below.
In fiscal year 2022, Mr. Marshall and Ms. Johnson were granted stock options (consisting of both nonqualified and incentive stock options) to purchase 1,080,000 and 550,000 shares of Class A common stock, respectively. Each such stock option vests in substantially equal monthly installments over four years, subject to the executive’s continued service through the applicable vesting date. These stock options are not subject to accelerated vesting.

PLANET LABS PBC	PROXY STATEMENT	26

Mr. Weil was granted restricted stock units covering 700,000 shares of Class A common stock and stock options (consisting of both nonqualified and incentive stock options) to purchase 1,100,000 shares of Class A common stock in connection with his commencement of employment with the Company in fiscal year 2022. The stock options vest over the four-year period following the commencement of his employment, with 25% of the stock options vesting on the one-year anniversary of his employment start date and the remaining 75% vesting in substantially equal monthly installments over the following 36 months, subject to his continued service through the applicable vesting date. The restricted stock units granted to Mr. Weil in connection with the commencement of his employment with the Company in fiscal year 2022 are subject to both (i) a service-based vesting condition, which is satisfied as to 25% of the restricted stock units on the one-year anniversary of his employment start date and the remaining 75% in substantially equal quarterly installments over the following 36 months, subject to his continued service through the applicable vesting date, and (ii) a liquidity-based vesting condition, which was satisfied upon the closing of the Business Combination. In the event that Mr. Weil’s employment is terminated by the Company for any reason other than “cause” or as a result of his voluntary resignation for “good reason”, in either case, (i) within 12 months following a “change in control” of the Company (each such term as defined in the applicable award agreement), the lesser of (x) the then-unvested shares underlying the stock option and (y) 50% of the shares underlying the stock option will vest, and the lesser of (x) the then-unvested restricted stock units and (y) 50% of the restricted stock units will vest; and (ii) within 12 months following the commencement of his employment with the Company, 12.5% of the then-unvested shares underlying the stock option will vest, and 12.5% of the then-unvested restricted stock units will vest.
The number of shares subject to equity awards referenced in this section that were granted and outstanding prior to the Business Combination were subsequently adjusted to reflect the number of Planet shares subject to such equity awards immediately following the Business Combination (as adjusted in the Business Combination by the exchange ratio). Additional information about the equity awards granted to our named executive officers in fiscal year 2022 is provided in the Outstanding Equity Awards at Fiscal Year-End table below.
Compensation in Connection with Business Combination
Transaction Bonuses
In connection with the Business Combination, we awarded a transaction bonus to Ms. Johnson shortly following the completion of the Business Combination. The transaction bonus awarded to Ms. Johnson is set forth above in the Summary Compensation Table in the column entitled “Bonus.”
Earn-out Shares
Pursuant to the terms of the Business Combination, upon the closing of the Business Combination, each holder of outstanding equity awards covering Company common stock immediately before the consummation of the Business Combination, which includes our named executive officers, became entitled to receive their respective pro rata shares of up to 27,000,000 additional shares of our Class A common stock (the “earn-out shares”). The earn-out shares are comprised of four substantially equal tranches, which will become earned and issuable if (i) the closing price of our Class A common stock equals or exceeds $15.00, $17.00, $19.00 and $21.00, respectively, over any 20 trading days within any 30-day trading period prior to December 7, 2026 (with 6,750,000 shares becoming earned and issuable upon the achievement of each such stock price milestone), or (ii) we consummate a change of control transaction prior to December 7, 2026 that entitles our stockholders to receive a per share consideration of at least $15.00, $17.00, $19.00 and $21.00, respectively (with 6,750,000 shares becoming earned and issuable upon the achievement of each such per-share consideration milestone) (in each case, a “triggering event”), in each case, subject to the holder’s continued employment or service through the applicable triggering event. The earn-out shares that each named executive officer is eligible to earn in respect of outstanding equity awards held by him or her at the time of the Business Combination are included above in the Summary Compensation Table in the column entitled “Stock Awards” and below in the Outstanding Equity Awards at Fiscal Year-End table.
Other Elements of Compensation, Employee Benefits and Perquisites
Retirement Plans
We maintain a defined contribution 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

PLANET LABS PBC	PROXY STATEMENT	27

Health/Welfare Plans
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including: medical, dental and vision benefits; medical and dependent care flexible spending accounts; medical health savings accounts; short-term and long-term disability insurance; life insurance; and flexible paid time off.
Perquisites
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. During fiscal year 2022, we provided our named executive officers with limited perquisites and personal benefits consisting of Company-paid life insurance and reimbursement of certain legal expenses, as set forth above in the Summary Compensation Table in the column entitled “All Other Compensation”.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of our Class A common stock underlying outstanding equity incentive plan awards for each named executive officer as of January 31, 2022.

				Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)
William Marshall	4/21/2020	6/1/2017	(3)	2,833,903	—	4.04	4/21/2030	—	—
	6/30/2021	6/1/2021	(4)	134,037	785,066	9.75	6/30/2031	—	—
	6/30/2021	6/1/2022	(4)	—	735,282	9.75	6/30/2031	—	—
	12/7/2021	—	(5)	—	—	—	—	495,591	3,203,105
Ashley Johnson	4/21/2020	2/6/2020	(6)	568,859	618,316	4.04	4/21/2030	—	—
	4/21/2020	2/6/2020	(7)	—	—	—	—	99,728	608,341
	6/30/2021	6/1/2021	(4)	78,191	447,700	9.75	6/30/2031	—	—
	6/30/2021	6/1/2022	(4)	—	306,367	9.75	6/30/2031	—	—
	12/7/2021	—	(5)	—	—	—	—	245,255	1,496,056
Kevin Weil	6/30/2021	4/5/2021	(8)	—	1,685,023	9.75	6/29/2031	—	—
	6/30/2021	6/15/2021	(9)	—	—	—	—	1,072,287	6,540,951
	12/7/2021	—	(5)	—	—	—	—	304,460	1,857,206
(1)Amounts calculated reflect the adjustment for the exchange ratio of approximately 1.53184 in connection with the Business Combination. Additional information about the equity awards granted to our named executive officers is provided in the Narrative to Summary Compensation Table above.
(2)Amount calculated based on the fair market value of our Class A common stock on January 31, 2022, which was $6.10.
(3)Represents an option that has vested in full.
(4)1/48th of the shares subject to the option vest on each monthly anniversary of the vesting commencement date, subject to continued service through the applicable vesting date.

PLANET LABS PBC	PROXY STATEMENT	28

(5)Represents earn-out shares that will become earned and issuable with respect to outstanding equity awards held by the named executive officers as of the consummation of the Business Combination in four substantially equal installments if (i) the closing price of our Class A common stock equals or exceeds $15.00, $17.00, $19.00 and $21.00, respectively, over any 20 trading days within any 30 day trading period prior to December 7, 2026 or (ii) if we consummate a change of control transaction prior to December 7, 2026 that entitles our stockholders to receive a per share consideration of at least $15.00, $17.00, $19.00 and $21.00, respectively, in each case, subject to the applicable named executive officer’s continued employment or service through the date of the applicable triggering event.
(6)25% of the shares subject to the options vest on the one-year anniversary of the vesting commencement date, with 1/48th of the shares vesting monthly thereafter, subject to continued service through the applicable vesting date. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in each case, within 12 months following a “change in control” of the Company, 50% of the then-unvested shares underlying the option will vest.
(7)Represents restricted stock units that are subject to both a service-based vesting condition and a liquidity-based vesting condition. The service-based vesting condition is satisfied as to 25% of the restricted stock units on the one-year anniversary of the vesting commencement date, and as to 1/48th of the restricted stock units monthly thereafter, subject to continued service through the applicable vesting date. The liquidity-based vesting condition was satisfied upon the closing of the Business Combination. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in each case, within 12 months following a “change in control” of the Company, 50% of the then-unvested restricted stock units will satisfy the service-vesting condition and vest.
(8)25% of the shares subject to the options vest on the one-year anniversary of the vesting commencement date, with 1/48th of the shares vesting monthly thereafter, subject to continued service through the applicable vesting date. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in either case, (i) within 12 months following a “change in control” of the Company, the lesser of (x) the then-unvested shares underlying the stock option and (y) 50% of the shares underlying the stock option will vest; and (ii) within 12 months following the commencement of the executive’s employment with the Company, 12.5% of the then-unvested shares underlying the stock option will vest.
(9)Represents restricted stock units that are subject to both a service-based vesting condition and a liquidity-based vesting condition. The service-based vesting condition is satisfied as to 25% of the restricted stock units vest on the one-year anniversary of the vesting commencement date, and as to 1/16th of the restricted stock units quarterly thereafter. The liquidity-based vesting condition was satisfied as a result of the Business Combination. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in either case, (i) within 12 months following a “change in control” of the Company, the lesser of (x) the then-unvested restricted stock units and (y) 50% of the restricted stock units will vest; and (ii) within 12 months following the commencement of the executive’s employment with the Company, 12.5% of the then-unvested restricted stock units will vest.

PLANET LABS PBC	PROXY STATEMENT	29

DIRECTOR COMPENSATION
Director Compensation Table
Although we have not historically maintained a formal non-employee director compensation program, for fiscal year 2022, upon recommendation by our compensation committee, our board of directors approved the compensation set forth in the table below to our non-employee directors, including cash compensation and equity awards, for their service on our board in fiscal year 2022. Each of the other members of our board of directors (Mr. Marshall and Robert Schingler, Jr.) is an executive officer and employee of the Company and did not receive any additional compensation for his services as a director in fiscal year 2022. The compensation provided to Mr. Marshall in fiscal year 2022 is set forth in the Summary Compensation Table above.

Name		Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Total ($)
Carl Bass		1,793	2,414,105	2,415,898
Ita Brennan		25,408	154,858	180,266
Niccolo de Masi		22,418	–	22,418
Vijaya Gadde		23,614	–	23,614
Heidi Roizen		22,418	–	22,418
Harry L. You	(3)	–	–	–
Darla Anderson	(3)	–	–	–
Francesca Luthi	(3)	–	–	–
Charles E. Wert	(3)	–	–	–
(1)Reflects cash retainer fees earned by our non-employee directors in fiscal year 2022.
(2)Amounts calculated reflect the adjustment for the exchange ratio of approximately 1.53184 in connection with the Business Combination. Amounts reflect the full grant-date fair value of restricted stock units granted during the reported period and earn-out shares that may be issuable to certain non-employee directors in respect of outstanding equity awards held by them as of the consummation of the Business Combination (as described above under “-Compensation in Connection with Business Combination”), each computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the non-employee director. Assumptions used to calculate these amounts are included in the notes to our consolidated financial statements included in this report.
(3)Mr. You, Ms. Anderson, Ms. Luthi and Mr. Wert each ceased serving on the board of directors at the time of the consummation of the Business Combination and did not receive any compensation in respect of their service on the board of directors in fiscal year 2022.
The table below shows, as of January 31, 2022, the aggregate number of shares subject to restricted stock units and options (exercisable and unexercisable) held by, and earn-out shares that may be issuable to, each non-employee director who was serving in such capacity as of January 31, 2022.

Name	Stock Awards Outstanding at Fiscal Year End	Options Outstanding at Fiscal Year End
Carl Bass	239,221	529,931
Ita Brennan	9,348	–

PLANET LABS PBC	PROXY STATEMENT	30

Outside Director Compensation Policy
In connection with our Business Combination, we adopted a compensation policy for our non-employee directors, or the “Outside Director Compensation Policy.” Commencing with our fiscal year ending January 31, 2023, our non-employee directors became eligible to receive certain cash compensation and equity awards under the Outside Director Compensation Policy. The material terms of the Outside Director Compensation Policy are summarized below.
Cash Compensation
Under the Outside Director Compensation Policy, our non-employee directors are entitled to the following cash retainers for their service on our board of directors:
•Annual Retainer: $150,000
•If the non-employee director serves as the lead independent director or as chairperson of a committee, an additional annual retainer as follows:
◦Lead Independent Director: $25,000
◦Chairperson of Audit Committee: $20,000
◦Chairperson of Compensation Committee: $12,000
◦Chairperson of Nominating and Governance Committee: $8,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service. Any reasonable, customary and documented expenses for travel to board meetings will also be reimbursed by the Company.
Equity Compensation
Under the Outside Director Compensation Policy, our non-employee directors are entitled to the following equity awards for their service on our board of directors:
•Initial Award: Each non-employee director who is initially elected or appointed to serve as a non-employee director of our board of directors will automatically be granted a restricted stock unit award with a value equal to $200,000, multiplied by the fraction obtained by dividing (i) the number of days during the period beginning on the date the individual first becomes a non-employee director and ending on the one-year anniversary of the date of the most recent annual meeting of our stockholders to occur prior to the grant date by (ii) 365 (the “Initial Award”).
•Annual Award: Each non-employee director who is serving on our board of directors as of the date of the annual meeting of our stockholders each calendar year will automatically be granted a restricted stock unit award with a value equal to $200,000 (the “Annual Award”).
Each Initial Award and each Annual Award will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting of our stockholders following the grant date, subject to the applicable director’s continued service on the board through the applicable vesting date. In addition, each outstanding Initial Award and Annual Award will vest in full upon a change in control of the Company (as defined in the Incentive Plan), subject to the applicable director’s continued service on the board until at least immediately prior to the change in control.
Compensation Elections
Each non-employee director will have the option to elect, on or prior to December 31st of the calendar year immediately prior to the calendar year in which the next annual meeting occurs, to receive up to the entire amount of his or her annual cash retainer for the period commencing on the date of such next annual meeting in the form of an award of restricted stock units of equivalent value. Any such award of restricted stock units will be granted at the same time as the Annual Award and will vest in four equal installments on each of September 15, December 15, March 15, and June 15 following the grant date, subject to the applicable director’s continued service on the board through the applicable vesting date.

PLANET LABS PBC	PROXY STATEMENT	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Class A common stock and Class B common stock as of September 13, 2022 by:
•each person who is known to be the beneficial owner of more than 5% of shares of our Class A common stock or Class B common stock;
•each of Planet’s current named executive officers, current directors and director nominees; and
•all current executive officers, current directors and director nominees of Planet as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of September 13, 2022.

Unless otherwise indicated, Planet believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner (1)	Shares	%	Shares	%
5% Holders
Google LLC (2)	31,942,641	12.84%	-	-
Entities affiliated with Draper Fisher Jurvetson (3)	23,474,504	9.44%	-	-
Directors, Director Nominees and Named Executive Officers (4)
William Marshall (5)	13,834,038	5.27%	10,578,793	50.0%
Robert Schingler, Jr. (5)(6)	11,471,103	4.41%	10,578,793	50.0%
Ashley Johnson	1,117,194	*	-	-
Kevin Weil (7)	1,066,127	*	-	-
Carl Bass	609,716	*	-	-
Ita Brennan	27,032	*	-	-
Niccolo de Masi (8)	48,479	*	-	-
Vijaya Gadde	11,714	*	-	-
Heidi Roizen	11,714	*	-	-
Kristen Robinson	-	*	-	-
All directors, director nominees and executive officers as a group (10 individuals)	28,197,117	10.20%	21,157,586	100.0%
* Less than one percent
(1)Unless otherwise noted, the business address of each of the directors and executive officers is 645 Harrison St., Floor 4, San Francisco, California 94107.
(2)Pursuant to the Schedule 13G filed by Google LLC on December 17, 2021, each of Google LLC, XXVI Holdings Inc. (the managing member of Google LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may be deemed to have sole power to vote and sole power to dispose of the securities owned directly by Google LLC. The address for Google LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043. Each of the reporting entities disclaim beneficial ownership over such securities except to the extent of their pecuniary interest therein.

PLANET LABS PBC	PROXY STATEMENT	32

(3)Pursuant to the Schedule 13G filed by Draper Fisher Jurvetson Fund X, L.P. (“Fund X”) on December 15, 2021 (“Draper 13G”), 21,127,084 shares of our Class A common stock are held by Fund X, 645,526 shares of our Class A common stock are held by Draper Fisher Jurvetson Partners X, LLC (“Partners X”), 940,235 shares of our Class A common stock are held by Draper Associates Riskmasters Fund II, LLC (“DARF II”), and 761,659 shares of our Class A common stock are held by Draper Associates Riskmasters Fund III, LLC (“DARF III”). Pursuant to the Draper 13G, (a) each of Fund X, Draper Fisher Jurvetson Fund X Partners, L.P. (“Fund X Partners”), and DFJ Fund X, Ltd. (“Fund X Ltd.”) may be deemed to have shared power to vote and shared power to dispose of 21,127,084 shares of our Class A common stock, (b) Partners X may be deemed to have shared power to vote and shared power to dispose of 645,526 shares of our Class A common stock, (c) DARF II may be deemed to have shared power to vote and shared power to dispose of 940,235 shares of our Class A common stock, (d) DARF III may be deemed to have shared power to vote and shared power to dispose of 761,659 shares of our Class A common stock, (e) Timothy C. Draper, as a managing director of Fund X, a managing member of Partners X, a director of Fund X Ltd. and the managing member of DARF II and DARF III, may be deemed to have sole power to vote and sole power to dispose of 1,701,894 shares of our Class A common stock and shared power to vote and shared power to dispose of 21,772,610 shares of our Class A common stock, (f) John H. N. Fisher, as a managing director of Fund X, a managing member of Partners X and a director of Fund X Ltd, may be deemed to have shared power to vote and shared power to dispose of 21,772,610 shares of our Class A common stock, and (g) Andreas Stavropoulos, Joshua Stein and Donald F. Wood, each directors of Fund X Ltd., may be deemed to have shared power to vote and shared power to dispose of 21,127,084 shares of our Class A common stock. The address for Fund X, Fund X Partners, Fund X Ltd., Partners X, Mr. Fisher, Mr. Stavropoulos, Mr. Stein and Mr. Wood is 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025. The address for DARF II, DARF III and Mr. Draper is 55 East 3rd Avenue, San Mateo, CA 94401. Mr. Draper. Mr. Fisher, Mr. Stavropoulos, Mr. Stein, and Mr. Wood each disclaim beneficial ownership over such securities except to the extent of their pecuniary interest therein.
(4)Includes 27,670,840 aggregate shares of Class A common stock, which these directors and executive officers have the right to acquire presently or upon vesting within 60 days. These shares are held as follows: Mr. Marshall, 13,814,808 shares; Mr. Schingler, 11,471,103 shares; Ms. Johnson, 1,058,084 shares; Mr. Weil, 734,101 shares; Mr. Bass, 545,888 shares; Ms. Brennan, 11,714 shares; Mr. de Masi, 11,714 shares; Ms. Gadde, 11,714 shares; and Ms. Roizen 11,714 shares.
(5)Includes shares of Class A common stock that could be acquired upon a transfer of shares of Class B common stock held by the holder.
(6)Includes shares of Class B common stock that are held by a family trust, of which Mr. Schingler is a trustee.
(7)Includes shares of Class A common stock that are held by a family trust, of which Mr. Weil is a trustee.
(8)Includes shares of Class A common stock that are held by Isalea Investments LP, of which Mr. de Masi is the managing member.

PLANET LABS PBC	PROXY STATEMENT	33

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information, as of January 31, 2022, about our compensation plans under which shares of our Class A common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	47,347,287	$4.63	40,516,002
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Totals	47,347,287	$4.63	40,516,002
(1)Includes shares subject to outstanding awards granted under our 2011 Plan as of January 31, 2022, of which 41,907,551 shares are subject to outstanding stock options and 5,439,736 shares are subject to outstanding restricted stock units.
(2)Represents the weighted-average exercise price of stock options outstanding under the 2011 Plan as of January 31, 2022. The weighted average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding restricted stock units or the shares subject to outstanding restricted stock awards, each of which have no exercise price.
(3)Includes 32,412,802 shares available for future issuance under our 2021 Plan and 8,103,200 shares available for future issuance under our ESPP, as of January 31, 2022. There are no shares available for future issuance under our 2011 Plan.
The number of shares available for issuance under our 2021 Plan increases automatically on the first day of each Company fiscal year beginning with February 1, 2022 and ending on and including February 1, 2031, in an amount equal to the lesser of (i) a number of shares equal to 5% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding Company fiscal year and (ii) such smaller number of shares as is determined by our board of directors.
The number of shares available for issuance under our ESPP increases automatically on the first day of each Company fiscal year beginning on February 1, 2022 and ending on and including February 1, 2031, in an amount equal to the lesser of (a) 1% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding Company fiscal year and (b) such smaller number of shares as determined by our board of directors.

PLANET LABS PBC	PROXY STATEMENT	34

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since February 1, 2021 and any currently proposed transactions to which we were or are expected to be a participant in which (i) the amount involved exceeded or will exceed $120,000, and (ii) any of our directors, executive officers, or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.
Former Planet Series D Preferred Stock, 2020 Convertible Notes and Warrants
Prior to the consummation of our Business Combination, certain holders of more than 5% of Planet’s Class A common stock, held (i) an aggregate of 6,302,970 Former Planet’s Series D preferred stock at a purchase price of $14.37544 per share (taking into account Former Planet’s 1:5 stock split in 2019) (“Former Planet Series D preferred stock”), (ii) convertible promissory notes which accrued interest at a rate of 6% per annum (“Former Planet convertible promissory notes”), pursuant to a Convertible Note and Warrant Purchase Agreement, dated as of March 13, 2020 (the “Note and Warrant Agreement”) and (iii) warrants to purchase Former Planet Series D Preferred Stock pursuant to the Note and Warrant Agreement (“Former Planet warrants”). The Former Planet warrants were exercised prior to the consummation of the Business Combination and the Former Planet Series D preferred stock and Former Planet convertible promissory notes converted into shares of our Class A common stock in connection with the consummation of the Business Combination. The following table summarizes Former Planet Series D preferred stock, Former Planet convertible promissory notes and Former Planet warrants held by such related persons prior to consummation of the Business Combination.

Name of Stockholder	Shares of Former Planet Series D Preferred Stock	Total Purchase Price of Former Planet Series D Preferred Stock	Aggregate Principal Amount of Former Planet Convertible Promissory Notes	Amount of Former Planet Warrants
Google LLC	834,755	$11,999,970.42	$10,000,000.00	139,126
Draper Fisher Jurvetson Fund X, L.P. and its affiliates	34,781	$2,499,960.91	$250,000.00	3,477
Agreements with Google
We are party to various agreements with Google LLC and its affiliated entities, which hold more than 5% of our outstanding capital stock. On December 15, 2016, we entered into the Google Cloud Platform License Agreement with Google Inc., as amended February 13, 2020, May 27, 2020, and June 28, 2021, pursuant to which we purchase hosting and other services from Google Inc. Under the Google Cloud Platform License Agreement, we have $193 million in aggregate purchase commitments from August 1, 2021 through January 31, 2028, the end of the contract term.
On April 14, 2017, we entered into the Content License Agreement with Google Inc., pursuant to which we license imagery content to Google. In April 2022, the agreement automatically renewed for a period of one-year. The agreement will terminate in April 2023, unless it is extended for up to one year if the delivery obligations are not met by the company, or it is otherwise renewed at Google’s discretion for an additional year, in each case in accordance with its terms. Additionally, Google may terminate the agreement prior to April 2023 once the Company’s outstanding delivery obligations are completed.
For the fiscal year ended January 31, 2022, we recognized revenue of $8.6 million related to the Content License Agreement. Neither the Google Cloud Platform License Agreement nor the Content License Agreement can be terminated for convenience.
Registration Rights Agreement
On December 7, 2021, in connection with the consummation of the Business Combination, Planet, dMY Sponsor, dMY IV’s directors and officers, the Planet Founders, certain of our directors and officers and certain of our stockholders entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”).
Pursuant to the Registration Rights Agreement, we are required to register for resale securities held by the stockholders party thereto. In certain circumstances, such certain stockholders can demand up to four underwritten offerings in any 12-month period, and such stockholders will be also be entitled to certain piggyback registration rights. We will bear certain expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.

PLANET LABS PBC	PROXY STATEMENT	35

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into upon the consummation of dMY IV’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (i) the five-year anniversary of the date of the Registration Rights Agreement or (ii) with respect to any applicable stockholder, on the date that such stockholder no longer holds any Registrable Securities (as defined in the Registration Rights Agreement).
dMY IV
On December 16, 2020, the dMY Sponsor purchased an aggregate of 7,187,500 shares of dMY IV’s Class B Common Stock in exchange for a capital contribution of $25,000, or approximately $0.003 per share. On March 4, 2021, dMY IV effected a 1:1.2 stock split of dMY Class B Common Stock, resulting in an aggregate of 8,625,000 Founder Shares, of which 8,550,000 were held by the dMY Sponsor.
The dMY Sponsor purchased an aggregate of 5,933,333 private placement warrants in connection with dMY IV’s initial public offering, at a price of $1.50 per warrant, or $8,899,999 in the aggregate. Each private placement warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until the later of 30 days after the completion of the Business Combination and the date that is 12 months from the date of closing of dMY IV’s initial public offering.
dMY Sponsor also paid dMY IV for office space, secretarial and administrative services provided to members of dMY IV’s management team. Prior to the Business Combination, a total of $240,000 was paid pursuant to this arrangement.
We have entered into indemnification agreements with each of our respective directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to very limited exceptions, our Bylaws also require us to advance expenses incurred by its directors and officers.
Policies and Procedures for Related Person Transactions
Our board of directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or directors;
•any person who is known by us to be the beneficial owner of more than 5% of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit committee charter, the audit committee has the responsibility to review related party transactions.

PLANET LABS PBC	PROXY STATEMENT	36

OTHER MATTERS
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of equity securities, to file with the SEC reports of their ownership and changes in their beneficial ownership of such securities. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended January 31, 2022 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, and beneficial owners of greater than 10% of the registered class of our equity securities were filed on a timely basis during the year ended January 31, 2022.
OTHER MATTERS AT THE ANNUAL MEETING
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
PLANET’S ANNUAL REPORT ON FORM 10-K
A copy of Planet’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on September 16, 2022 without charge upon written request addressed to Planet Labs PBC, Attention: Company Secretary, 645 Harrison Street, Floor 4, San Francisco, California 94107. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 at www.planet.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Amy Keating
Chief Legal Officer and Secretary
San Francisco, California
September 28, 2022

PLANET LABS PBC	PROXY STATEMENT	37

November 9, 2022
10:00 a.m. (Pacific Time)

planet.

PLANET LABS PBC
645 HARRISON STREET, 4TH FLOOR
SAN FRANCISCO, CA 94107

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 8, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D91334-P79678 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLANET LABS PBC

The Board of Directors recommends you vote FOR the following:

1. To elect the following individuals to serve on the board of directors of Planet Labs PBC in the class indicated below, until the annual meeting of stockholders indicated below and until their respective successors shall have been duly elected and qualified;

Nominees:	**For**	**Withhold**
1a. William Marshall (Class I, with term ending at the 2025 annual meeting of stockholders)	☐	☐
1b. Robert Schingler Jr. (Class I, with term ending at the 2025 annual meeting of stockholders)	☐	☐
1c. J. Heidi Roizen (Class I, with term ending at the 2025 annual meeting of stockholders)	☐	☐
1d. Kristen Robinson (Class III, with term ending at the 2024 annual meeting of stockholders)	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

D91335-P79678

PLANET LABS PBC
Annual Meeting of Stockholders
November 9, 2022 10:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints William Marshall, Ashley Fieglein Johnson and Amy Keating (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Planet Labs PBC which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION.

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side